UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2025 (July 25, 2025)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Section 8 - Other Events

Item 8.01 Other Events.

The Dow Chemical Company (the “Company”) is filing this Current Report on Form 8-K to provide a legality opinion with respect to its Dow InterNotes® and Medium-Term Notes which may be offered and sold from time to time as described in the prospectus supplement dated July 25, 2025 relating to the Dow InterNotes, and in the prospectus supplement dated July 25, 2025 relating to the Medium-Term Notes. The Dow InterNotes and Medium-Term Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-288028-01) (the “Registration Statement”) filed with the Securities and Exchange Commission. The Company incorporates by reference the exhibits filed herewith into the Registration Statement.

®InterNotes is a registered trademark of Insperex Holdings LLC.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description
5.1	Opinion of Shandell S. Massey, Senior Managing Counsel and Director, Office of the Corporate Secretary of the Company, as to the legality of the Dow InterNotes and Medium-Term Notes.
23.1	Consent of Shandell S. Massey, Senior Managing Counsel and Director, Office of the Corporate Secretary of the Company (included in Exhibit 5.1).
104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

Date: July 25, 2025

/s/ ANDREA L. DOMINOWSKI
Andrea L. Dominowski
Controller and Vice President of Controllers